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                                                                   EXHIBIT 10.38

                                     MASTER
                                 LEASE AGREEMENT




MASTER LEASE Number    UKCSC1265    dated October 27, 2000
between:

CISCO SYSTEMS CAPITAL (also known as Leasetec UK Limited)

having its principal place of business at: Ashurst Manor, Ashurst Park,
                            Church Lane, Sunninghill, Ascot, Berkshire, SL5 7DD

(hereafter called "the Lessor")

and

VIATEL U.K. LIMITED


having its principal place of business at:  Parnell House, 25 Wilton Road,
                                             London, SW1V 1LW UK
(hereafter called "the Lessee)



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1. DEFINITIONS
In this Master Lease the following words or expressions shall have the following meanings:

"BUSINESS DAY" means a day on which banks are open for business in London, England, and New York, New York, except Saturdays.

"CERTIFICATE OF ACCEPTANCE" means, in relation to the Products, a certificate delivered by Lessor, and countersigned by the Lessee confirming that the Products fully meet the Lessee's requirements.

"COMMENCEMENT DATE" means the date when the Products are deemed accepted by the Lessee pursuant to Article 8 hereunder.

"EQUIPMENT" means, in relation to each Equipment Schedule, the equipment from time to time subject to such Schedule, and includes each and every part of it and all substitutions, replacements, renewals and additions (wherever made) and all manuals, operating instructions and documents relating thereto.

"EQUIPMENT SCHEDULE" means an agreement substantially in the form of Addendum A hereto, signed by Lessee and Lessor, listing items to be leased and the related rentals.

"EVENTS OF DEFAULT" means the events specified in Article 17.1.

"LEASE PAYMENTS" means the payment of rentals specified in the Equipment Schedule(s) as varied or amended pursuant to the terms of the Lease.

"LESSEE" includes its successors and permitted assigns.

"LESSOR" includes its successors and assigns.

"LICENSED PROCESSOR" means a processor or equipment configuration of the type specified in the Equipment Schedule and which may be in a Software Licence.

"MASTER LEASE" means this agreement and includes its Addenda and Exhibits but excludes any associated Equipment Schedules.

"PRODUCTS" means, in relation to each Equipment Schedule, the Equipment and the Software listed thereon.

"SOFTWARE" means, in relation to each Equipment Schedule, the operating and application Software from time to time subject to such Schedule and all updates thereto.

"SOFTWARE LICENCE" means the right granted by the Supplier to use the Software.

"STANDARD TERMS" means the terms and conditions of supply of the Supplier applicable to the Lessee.

"SUPPLIER" means Cisco Systems, Inc., or any affiliate thereof (other than Lessor) or any, Value Added Reseller of Cisco products, or any licensor of Software.


2. OBJECT

The Lessor hereby agrees to lease to the Lessee and the Lessee hereby agrees to take on lease from the Lessor the Products on the terms and conditions of this Master Lease and any additional terms set out in the applicable Equipment Schedule. Each Equipment Schedule shall constitute a separate and independent
Lease (a "Lease"); the original of such Lease shall consist of the manually-signed Equipment Schedule and a reprographic copy of the Master Lease.


3. TERM

This Master Lease and each Equipment Schedule shall come into force as of the date of their signature by the Lessor and Lessee; the Master Lease shall remain



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effective as long as any Equipment Schedule is in effect. The term of each Lease shall commence on the Commencement Date and shall continue thereafter for the number of months or years as specified in such Lease (hereinafter called the "Initial Term").

Provided no Event of Default shall have occurred and be continuing, the Lessee may extend the Initial Term to the extent provided in the applicable Equipment Schedule. Lessee will notify the Lessor in writing of its decision to extend the Initial Term pursuant to any such right at least three (3) months prior to the expiration date of the Initial Term or the then-current extended term. The Lessee will execute at the Lessor's request any amendment that may in the Lessor's opinion be required to the Lease before such extension comes into effect.

The Lessee may terminate all or any Leases at any time by giving 30 days' notice in writing to the Lessor, by returning the Products to the location specified by the Lessor within the jurisdiction in which they were originally installed in compliance with the Equipment Schedule, in the condition required under the Lease, and by paying such sum as would be payable under clause 17.2(c) upon termination of such Lease(s) under clause 17.2(b). Any such notice, once given, shall be irrevocable.


4. LEASE PAYMENTS/TAXES

The Lessee shall pay the Lessor the Lease Payments specified in the Lease at the intervals specified therein.

The first Lease Payment shall be due on the Commencement Date. The Lessee acknowledges that such Lease Payments are to be made without notice or invoice and without defence, counterclaim, recoupment or set-off and that its obligation to pay the Lease Payments and any other amounts owing hereunder shall be absolute and unconditional. The Lessor will make reasonable efforts to supply invoices to the Lessee but lack thereof does not alleviate the Lessee's obligation to pay.

The Lessee shall make Lease Payments to the Lessor by direct debit, standing order or by such other means and to such address as the Lessor shall reasonably stipulate. Time shall be of the essence to all sums payable hereunder.

Any Lease Payments or other sums payable hereunder not paid on the due date shall be subject to late charges at a rate of 3% per annum above one-month LIBOR as of the last Business Day of each calendar month (commencing with the rate based upon the calendar month immediately preceding such due date) as determined by Lessor from the applicable Reuters screen, without prejudice to the Lessor's right hereunder to treat non-payment as a repudiatory breach of this Lease. All sums due to the Lessor under this Lease are (unless otherwise stated) exclusive of Value Added Tax ("VAT") and any other applicable sales or turnover taxes or duties which may from time to time be introduced, which shall be charged thereon in accordance with the relevant regulations in force at the time of making the taxable supply and shall be paid by the Lessee.

For the purpose of United Kingdom taxation, and irrespective of the accounting treatment to be adopted by the Lessee, the Lessee shall not be entitled to claim capital allowances on the Products. The Lessee shall take such steps as the Lessor may reasonably require in connection with the application for and preservation of any available capital allowances for the benefit of the Lessor.


5. WARRANTY OF QUIET ENJOYMENT AND DISCLAIMER OF WARRANTIES

The Lessor warrants to the Lessee that, so long as the Lessee shall not be in default of any of the provisions of this Lease or of the licence referred to in clause 6, the Lessor will not disturb the Lessee's quiet and peaceful possession of the Products and the Lessee's unrestricted use thereof for the purposes intended in the Lease.

The Lessee shall be entitled to the benefit of and the Lessor hereby (so long as there exists no Event of Default) assigns to Lessee all warranties given by the Supplier on the whole or any part of the Products (subject to the limitations and exclusions contained in Supplier's Standard Terms), insofar as such benefit is capable of being transferred to the Lessee. If any such warranty is not capable of being transferred, then Lessor shall take commercially reasonable efforts to enforce same, (i) at the cost and expense of Lessee, (ii) subject to execution of indemnity agreement by Lessee in form and substance satisfactory to Lessor, and (iii) provided Lessee is not in breach of any term or provision hereof.



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THE LESSOR MAKES NO EXPRESS OR IMPLIED  CONDITIONS OR WARRANTIES  CONCERNING THE
CONDITION, DESCRIPTION, QUALITY OR PERFORMANCE OF THE PRODUCTS OR OF THEIR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND HEREBY EXCLUDES THE SAME. THE LESSOR SHALL HAVE NO LIABILITY FOR ANY DAMAGES IN CONTRACT OR TORT, WHETHER DIRECT OR CONSEQUENTIAL, FOR LOSS, DAMAGE OR INJURY SUSTAINED BY THE LESSEE AS A RESULT OF ANY DEFECT OR MALFUNCTION OF THE PRODUCTS.

The Lessee acknowledges that no representation has been made by or on behalf of the Lessor in relation to the Products and agrees that the Lessor shall not be liable for any delay in delivery of the Products or any part thereof howsoever caused.

Nothing herein shall exclude or restrict the Lessor's liability for death or personal injury resulting from the negligence or intentional misconduct of the Lessor or its employees while acting in the course of their employment.


6. SOFTWARE LICENCE

The Lessee agrees to indemnify and hold the Lessor harmless from and against any and all claims, costs, expenses, damages, liabilities and reasonable legal fees that the Lessor may suffer or incur as a result of any dispute that may arise, in any way whatsoever, in connection with any Software Licence relating to any Products.

The Lessee undertakes to continue making Lease Payments to the Lessor in full without deduction or set-off of any kind for the full term of each and any Equipment Schedule notwithstanding termination of the Software License for any reason whatsoever.

Notwithstanding the terms of this Lease, the Software Licences may be terminated by the Suppliers thereof in accordance with their terms. The Lessor agrees to exercise reasonable efforts to notify the Lessee of any claim of infringement brought against it in relation to any such Software Licenses, provided, however, that any failure to provide such notice shall not be deemed to provide the basis for any claim of damages or other compensation by the Lessee.


7. RETURN OF PRODUCTS

Upon termination (by expiration or otherwise) of each Equipment Schedule, the Lessor or such other party as may be appointed by the Lessor shall, at the Lessee's sole cost and expense, de-install the Products and prepare them for return to the Lessor. The Lessee shall, pursuant to the Lessor's instructions and at the Lessee's sole cost and expense (including, without limitation, expenses of storage, transportation, import and export, if applicable, tariffs, taxes, and in-transit insurance), promptly return the Products to the Lessor in the same operating order, repair, condition and appearance as when received, except for normal depreciation and wear and tear, and eligible for a maintenance contract with the Supplier or a third party maintenance provider approved by Lessor at standard rates. The Lessee shall return the Products to the Lessor by delivering them within 30 days of such termination of such Equipment Schedule to the Lessor at its address set forth herein or at such other address within the jurisdiction in which they were originally installed in accordance with the applicable Equipment Schedule as reasonably directed by the Lessor.

Until return of the Products to the Lessor, the Lessee shall be responsible for all storage and for proper and safe custody of the Products, and continued insurance in accordance with the terms hereof. If the Products are not returned when required by the foregoing terms, the Lessee shall pay the Lessor rentals at the Lessor's month-to-month rental rates.


8. LESSEE'S ACCEPTANCE

The Lessee's acceptance of the Products shall occur when the Lessee signs a Certificate of Acceptance stating that the Products fully meet its requirements, or upon thirty (30) days from their date of delivery to the Lessee without prior written objection (in reasonable detail) by the Lessee delivered to the Lessor, whichever shall occur first. The Lessee agrees on the date of acceptance and satisfaction of the matters stated in such certificate to execute and deliver to the Lessor a Certificate of Acceptance of the Products.



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9. TITLE, LOCATION AND INSPECTION

The Lessee shall have no right, title or interest in the Products leased hereunder except as expressly set forth in this Lease. The Lessee at its expense will protect and defend the owner's title and the interests of the Lessor and any secured party and/or assignee and will keep the Products free and clear from any and all claims, liens, encumbrances and legal processes of the Lessee's creditors and other persons.

The Lessee shall immediately notify third parties of the Lessor's rights in the Products in case of exercise by them of any claim in possession of said Products and will promptly inform the Lessor of such claims; the Lessee shall bear all reasonable legal costs on a full indemnity basis which the Lessor may have to disburse in order to defend its rights as the Lessor of the Products.

The parties acknowledge that the Products are or will be installed at the premises listed on each Equipment Schedule, or as specified on the invoice for the Products from the Supplier relating to such Equipment Schedule. As between the Lessor and the Lessee, the Lessee assumes the full expense of transportation and insurance to, and installation of the Products at, the Lessee's site. The Lessee shall not remove any Products from the location shown on the applicable Equipment Schedule without in each instance (i) if the new location is within the same legal jurisdiction, giving the Lessor not less than fifteen days' prior written notice thereof, and (ii) if the new location is within another legal jurisdiction, obtaining the Lessor's prior written consent thereto, such consent not to be unreasonably withheld or delayed.

All Products shall at all times be and remain personal property; the Lessee shall exercise reasonable efforts to provide the Lessor with any certificate which the Lessor may reasonably require from the owner (which expression shall include any person having title to or interest in such premises) of the premises where the Products are to be installed. The Lessor may require plates or markings to be affixed to the Products to indicate its interest in such Products.

The Lessor shall have the right, upon reasonable prior notice to the Lessee and during Lessee's regular business hours (subject to satisfaction of customary and reasonable security and confidentiality policies of Lessee or, in the case of co-located Products of the entity owning or controlling such facility), to inspect the Products at their location. The Lessee shall, upon the Lessor's request make the Lessee's records pertaining to the Products available to the Lessor for inspection.


10. USE AND MAINTENANCE

The Lessee shall use the Products in a good and careful manner, in a proper environment and in compliance with the applicable operating instructions and all applicable laws and regulations and for no other purpose than that for which such Products were designed.

The Lessee shall not make any alterations, enhancements, modifications or attachments to the Products without the Lessor's prior written consent if and to the extent any such alteration, enhancement, modification, or attachment (i) would reasonably be expected to impair the marketability, function or value of the Product, or (ii) is not subject to removal or detachment without causing cosmetic or functional damage to the Product or (iii) could cause the Product to become subject to the claim or lien of any third person. Unless otherwise agreed, all such alterations, enhancements, modifications and attachments shall become a part of the Products. Lessee agrees to remove any such attachment at the end of the term of the Lease, unless such removal would result in cosmetic or functional damage to the Product, and upon such removal, title to such attachment shall revert to Lessee.

Lessee, at its sole cost and expense, shall during the continuance of this Lease,

(i) maintain the Products in good repair, condition and working order, fair wear and tear excepted,

(ii) enter into and maintain in full force and effect during the term of the applicable Equipment Schedule a standard maintenance contract with the Supplier or a third party maintenance provider reasonably acceptable to Lessor and comply with all of its obligations contained therein.

In the event the Lessee contracts for maintenance with a party other than the Supplier, the Lessee shall, at the Lessor's request, provide the Lessor with a copy of such maintenance contract. All parts furnished in connection with such maintenance or repair, shall thereupon become the property of the Lessor and




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part of the Products  for all  purposes  hereof.  Upon  Lessor's  request at the expiration of the Initial Term (or, in the event of any extension of the Term, upon the expiration of such extension), the Lessee will have the Supplier or a third party maintenance provider approved by Lessor inspect the Products at the Lessee's cost in order to confirm whether such Products meet the Supplier's then current operating standards and are eligible for a maintenance contract with the Supplier or a third party maintenance provider approved by the Lessor; if they do not, the Lessee will be required to have the Products serviced to bring them up to such standards prior to their return to the Lessor and the Lessee shall pay rental for the period during which their return is delayed at Lessor's month-to-month rental rates.

11. INSURANCE/RISK OF LOSS

The Lessee shall during the term of this Lease insure the Products against all insurable risks in an amount not less than the amount that would be required to be paid to Lessor under paragraph (c) of this clause 11 and shall insure the Lessor and the Lessee against liability to others for injury, loss or damage caused by the Products in each case with a reputable insurer and in amounts of coverage and deductibles customary among businesses for items similar to the Products (but not less than $1 million per occurrence).

The Lessee's obligation to maintain insurance shall commence on the delivery date of the Products and shall continue until the Initial Term or any renewal term terminates and the Products are returned to the Lessor. Furthermore, the Lessee shall pay the cost of any specific insurance to be taken by the Lessor in connection with the delivery of the Products to the Lessee.

The Lessee shall cooperate and cause its insurers to cooperate with the Lessor with respect to the Products; the Lessee shall have the Lessor's interest noted on the insurance policy and produce on request written evidence of insurance and of the payment of premiums. If adequate insurance is not evidenced to the Lessor upon such request, the Lessor may effect the insurance and claim reimbursement with the next Lease Payment.

The Lessee hereby assumes and bears the entire risk of loss, theft, damage, destruction or requisition of the Products during the continuance of the term of each Lease and until return of the Equipment to Lessor; no such event shall relieve the Lessee from its obligation to make Lease Payments or to perform any other obligation under the Lease, except if such Lease terminates pursuant to paragraph (c) below.

The Lessee shall notify the Lessor promptly in writing of the occurrence of any of the above events and Lessee at the option of the Lessee (provided that the Lessee shall, no later than the date on which payment under paragraph (c) below would be required, elect one of the following) shall:

a) place the Products in good repair, condition and working order at the sole cost and expense of the Lessee, or

b) replace such Products with like ones from the Supplier or its authorized agents in good repair, condition and working order, with clear title thereto in Lessor at the sole cost and expense of the Lessee, and following such replacement the new product(s) shall be deemed to be the "Products" for the purpose of the Lease, or

c) pay to Lessor within 30 days after demand therefor (or, if later, prior to 60 days after the occurrence of the applicable casualty event) an amount equal to the total Lease Payments and other sums past due and owing hereunder (using a discount at the rate of 4% per annum) and (without prejudice to any other right or remedy of the Lessor) the lease of such Products shall be terminated.

The proceeds of any Lessee insurance payable with respect to any loss, theft, damage, destruction or requisition of the Products shall be applied towards one of the following (as Lessor shall promptly elect):

(i)  Lessee's replacement, restoration or repair of the Products or

(ii) payment of any of the Lessee's other obligations under this Lease. The Lessee hereby appoints the Lessor as the Lessee's agent in order to claim and/or receive payment of and execute and endorse all documents, cheques or drafts issued with respect to such loss, theft, damage, destruction or requisition under any insurance policy relating thereto. Any proceeds of Lessee insurance remaining after application above shall, be paid to the Lessee.



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12. INTELLECTUAL PROPERTY RIGHTS

     The Lessor disclaims all liability for violation, misappropriation or infringement of intellectual property rights (including but not limited to claims concerning patents, copyrights and trade secrets) and further disclaims any liability for incidental or consequential damages. No rights to any intellectual property are conveyed, assigned or licensed under this Lease, nor shall the foregoing disclaimer impair any right or claim of Lessee against any Supplier. Lease Payments for Software are made in lieu of license fees otherwise due for such Software under the related Software License.

13. TRANSFER OF RIGHTS

     The Lessee shall not transfer, sell, assign, sublet, sublicense, part with possession, pledge or encumber any right or interest in the Lease or in the Products without the Lessor's prior written consent, such consent not to be unreasonably withheld or delayed, provided, however, the Lessee may assign the Lease or sublet the Products to any subsidiary of Viatel, Inc. located in any jurisdiction previously approved by the Lessor, provided prompt written notice thereof is given to the Lessor. Such consent shall not relieve the Lessee from its obligations set forth in the Lease. The Lessee acknowledges that the Lessor may sell and assign its interest absolutely or grant a security interest in the Lease and/or in the Products listed therein in whole or in part.

     The Lessee hereby agrees that upon receipt of a notice of assignment of this Lease, it shall pay directly to the Lessor's assignee or secured party, unconditionally, all amounts which become due hereunder. The Lessee represents that it will not assert against the Lessor's assignee or secured party any claims by way of defence or set-off, counterclaim, recoupment or otherwise which the Lessee may have against the Lessor, Supplier or any third party.


14. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LESSEE

     14.1 The Lessee hereby represents and warrants that, with respect to this Master Lease and to the Equipment Schedules executed pursuant hereto: a) the execution, delivery and performance thereof by the Lessee have been duly authorized by all necessary corporate action and shall not contravene any law or obligation to which the Lessee or Viatel, Inc. is bound;

b) this Master Lease and each Equipment Schedule constitute legal, valid and binding agreements of the Lessee;

c) each Product has been selected on the basis of the Lessee's own judgement;

d) the Products are personal property and will not, by or through any act or omission of Lessee (or any successor or predecessor in interest of Lessee), be or become fixtures under any applicable law;

e) all financial statements furnished to the Lessor are true and correct in all material respects and there has been no material adverse change since the date of such statements and the Lessee shall provide the Lessor with the annual audited financial statements of Viatel, Inc. (unless at such time Viatel, Inc. is a reporting company under the Securities Exchange Act of
   1934) and such other financial information as the Lessor may reasonably request from time to time; and

f) the Lessee has received all necessary import and export licenses required by any government in connection with the shipment, delivery, installation and usage of the Equipment as contemplated by the Lease.

     14.2 The Lessee further warrants and covenants that Viatel, Inc. shall at all times observe and perform or cause to be observed and performed the obligations set forth in Sections 4.03 through 4.11, and 4.13 through 4.15, and
Section 5.01 of that Senior Euro Notes Indenture dated as of April 20, 2000 between Viatel, Inc. and The Bank of New York (the "Indenture"), which sections (together with all applicable defined terms) of such Indenture are incorporated herein by this reference in the form existing on the execution date of such Indenture.

     14.3 [Redacted]

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15. GENERAL INDEMNITY

     15.1 The Lessee shall and does hereby agree to defend, indemnify and hold the Lessor and any assignee and any secured party of the Lessor harmless from and against any and all claims, cost, expenses, damages and liabilities, including storage and reasonable legal fees on a full indemnity basis, arising directly or indirectly, whether in breach of contract or tort, or from any other applicable rule of law arising in connection with, or pertaining to the lease, manufacture, design, possession, import, export, licensing, operation, control, use, maintenance, delivery or return of the Products. The Lessee shall further indemnify and hold the Lessor harmless from all losses, costs, damages, and expenses (including reasonable attorneys' fees), if for any reason the Lessor is not able to assert its ownership rights or regain possession of the Products, including due to the fact that the Products are located outside the United Kingdom, or at the site of another company. Lessor and any assignee and/or secured party may at its option and at its sole expense, participate in any such action with counsel of its own choice.

     The provisions of this Article shall survive any expiration or sooner termination of this Master Lease and any Equipment Schedule.

     15.2 The indemnities contained in clause 15.1 (General Indemnity) shall not extend to:

a) any claim made by any person pursuant to that clause (a "Claim") in relation to any of the Lessor, any assignee or any secured party of the Lessor (each an "Indemnitee") to the extent that that Claim is paid pursuant to any other indemnity provision of this Agreement and/or by the proceeds of any insurance received by an Indemnitee;

b) any Claim to the extent arising from:

     (i) any act or omission of any Indemnitee which constitutes a breach of, or an express representation given by the Indemnitee being incorrect under this Agreement, or wilful misconduct of such Indemnitee; or

     (ii) an act of gross negligence of the Indemnitee;

c) any Claim resulting directly from the Lessee acting on the Indemnitee's written instructions;

d)   any Claim in respect of taxes;

e) any Claim in respect of loss of profit, indirect or consequential loss suffered by any Indemnitee; or

f) any Claim to the extent it arises directly as a result of a lien over any of the Products which is entered into by or assessable against the Lessor or any superior titleholder to Lessor.


16. FURTHER ASSURANCES

If reasonably requested by the Lessor, the Lessee shall promptly secure, execute, and/or deliver to Lessor such further documents and take such further action as Lessor shall reasonably deem necessary to carry out the intent and purpose of this Lease and to protect the Lessor's interest in the Products.

17. DEFAULT, ETC.

     17.1 EVENTS OF DEFAULT

An Event of Default shall occur hereunder if:

a) The Lessee fails to pay any Lease Payment or other payment required hereunder or under any Lease within ten (10) days after the due date or if no date is specified within ten (10) days of written demand by the Lessor; or



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b)   The Lessee fails to perform or observe or cause to be performed or observed
     (i) any warranty or covenant set forth in Article 14.2 and such failure is not remedied within 30 days of the date written notice of such failure is provided to Viatel, Inc. by the Trustee or Holders of more than 25% of the Notes under (and as defined in) the Indenture, or (ii) any other covenant, condition or agreement to be performed or observed by it hereunder and, other than a failure to maintain insurance under Article 11 or a transfer of any Product in violation of Article 13, shall fail to remedy such breach within 30 days after being required by the Lessor in writing to do so; or

c)   The  Lessee  makes  any  representation   herein  or  in  any  document  or
     certificate furnished to the Lessor in connection herewith which shall have been materially false and inaccurate; or

d) A voluntary agreement is approved, or a petition for an administration order is presented, or a receiver or administrative receiver is appointed over any of the Lessee's assets or any undertaking or a resolution or petition to wind up the Lessee is passed or presented or if any circumstances arise which entitles the Court or a creditor to appoint a receiver, administrative receiver or administrator or to present a winding up petition or make a winding-up order and, except in the event the Lessee or any of its affiliates has sought or acquiesced in such presentation or appointment, any such proceeding is not dismissed or vacated within 30 days of commencement; or

e) The Lessee ceases or threatens to cease or carry on business or if the Lessee sells, transfers or disposes of all or substantially all of its assets; or

f) Any governmental consent or approval at any time necessary to enable Lessee to comply with its material obligations under this Lease or the Equipment Schedule, or any licence required in relation to the Products is revoked, withheld or modified or fails to remain in full force and effect; or

g) The Lessee or Viatel, Inc. shall suffer or commit any breach or default in respect of Indebtedness (as such term is defined in the Indenture) having an outstanding principal amount of $10 million or more in the aggregate,
     (i) which breach or default has caused the holder of such Indebtedness to declare such Indebtedness to be due and payable prior to its Stated Maturity (as defined in the Indenture) and such Indebtedness has not been discharged in full or such acceleration rescinded or annulled within 10 days of such acceleration, or (ii) which breach or default shall consist of a failure to make a principal payment at the final (but not any interim) fixed maturity and such default payment shall not have been made, waived or extended within 30 days of such payment default; or

h)   The Products or any part thereof are illegally used or confiscated; or

i) There shall occur any event of default under Section 6.01(g) or (h) of the Indenture; or

j)   The Lessee shall cease to be a subsidiary of Viatel, Inc.


     17.2 REMEDIES

Upon the occurrence of any of the above Events of Default, the Lessor may, as its option, exercise any one or more of the following remedies:

a) Proceed by appropriate court action to enforce performance by the Lessee of the applicable terms and conditions of all or any Leases or to recover damages for the breach thereof;

b) By notice terminate all or any Leases whereupon all rights of the Lessee to use the Products listed on the terminated Equipment Schedule(s) will absolutely cease; the Lessee, if so requested, will, at its expense promptly return the Products to the Lessor at the place within the jurisdiction of original installation in accordance with the applicable Equipment Schedule designated by the Lessor and in the condition required pursuant to the terms hereof, or the Lessor, at its option, may enter the premises where the Products are located and take immediate possession thereof and remove the same.

c) In the case of termination of any Lease pursuant to sub-clause b) above, the Lessee shall pay the Lessor:

     (1) all arrears in Lease Payments and other sums due hereunder as at the date of termination plus interest as specified herein for past due amounts, plus,

     (2) an amount equal to the aggregate of the Lease Payments which would but for termination have become due and payable from the date of termination up to the end of the term of the Lease less a discount on each Lease Payment for accelerated receipt at the rate of 4% per annum.

Following return of the Products to Lessor pursuant to this clause, the Lessor will proceed to either sell or re-lease the Equipment in such a manner as it deems appropriate in its sole discretion. In the event that as a result thereof, the aggregate amount previously received by the Lessor pursuant to paragraph (c) of this Section exceeds the amount that would have been payable had such sale or re-lease occurred before the payment under paragraph (c), then the Lessor shall remit such excess to the Lessee promptly thereafter.

d) Avail itself of any other remedy or remedies available at law, or in bankruptcy or insolvency proceedings.

     The remedies herein set forth shall be cumulative and not exclusive. In addition, the Lessee shall be liable for

     (i) all reasonable costs and expenses incurred in repossessing, storing, repairing, restoring and selling or leasing the Products.

     (ii) all other amounts owing by the Lessee hereunder, and

     (iii)all reasonable costs and expenses, including (without limitation) all legal costs on a full indemnity basis incurred by the Lessor as a result of the Lessee's default hereunder.

     17.3 CHANGE OF CONTROL

Upon the occurrence of a "Change of Control" (as defined in the Indenture) the Lessee shall:

a)   Promptly notify the Lessor of such occurrence; and

b) Unless otherwise agreed by the Lessor, within 30 days of such occurrence pay the Lessor the amount that would be due and payable under clause 11(c) had there occurred a casualty event relating to all such Products, whereupon (i) the Leases shall be terminated, and (ii) the Lessor shall transfer its right, title and interest in and to the Products to the Lessee, without representation or warranty.


18. NOTICES

All notices and other communications made or required to be given under this Lease shall be in writing and shall be deemed given upon receipt when sent by registered or recorded mail, return receipt requested, or by recognised overnight delivery courier, or when delivered personally, or by telefax with mail confirmation:

In case of the Lessor: at the address set forth in the applicable Equipment Schedule with a copy to any assignee or secured party at the address(es) set forth in any notice thereof given to the Lessee;

In case of the Lessee: at the address set forth in the applicable Equipment Schedule.


19. MISCELLANEOUS

a) The Lessor and the Lessee acknowledge that there are no agreements or understandings, written or oral, between the Lessor and the Lessee with respect to the leasing of the Products except as set forth herein and in the Equipment Schedule and that this Master Lease and each Equipment Schedule contain the entire agreement between the Lessor and the Lessee with respect thereto;

b) Neither this Master Lease nor any Equipment Schedule may be altered, modified or terminated except by a written statement signed by the party against whom enforcement of such alteration, modification or termination is sought;

c) The headings set forth herein and in the Equipment Schedule are for convenience only and shall not define or limit any of the terms herein or therein;

d) If more than one Lessee is named in this Master Lease or in the Equipment Schedule, the liability of each Lessee shall be joint and several.

e) This Master Lease and any associated Equipment Schedules shall become effective and binding as of the date it is accepted by the Lessor and the Lessee, and shall be binding upon and inure as of such date to the benefit of both parties hereto and their respective legal representatives, successors and assigns, unless otherwise expressly provided herein;

f) All agreements, representations, indemnities and warranties made by the Lessee in this Master Lease, any Equipment Schedule or any document delivered pursuant hereto or thereto shall be for the benefit of the Lessor, any assignee and any secured party and shall survive the expiration or sooner termination of this Master Lease or such Equipment Schedule.

g) (1)The Lessee acknowledges that it has or will contract with the Supplier for any maintenance, support, consultancy, facilities management or other services listed on the Equipment Schedule which will be provided to the Lessee by the Supplier under the terms of the relevant services agreement entered into between the Supplier and the Lessee or, in the absence thereof, then under the Supplier's Standard Terms relating thereto (such separate services agreement or Standard Terms, as applicable, being referred to herein as the "Services Agreement").

   (2)The Lessor shall have no obligation whatsoever and makes no warranty or representation regarding the quality of services or performance of any obligation under the Services Agreement, and shall have no other liability whatsoever in contract, tort, negligence or otherwise in connection therewith.

   (3)The Lessee undertakes with the Lessor, subject to the express terms hereof, to continue making Lease Payments to the Lessor in full without deduction or set-off of any kind for the full term of each Equipment Schedule notwithstanding termination of the Services Agreement for any reason whatsoever, or any negligence on the part of the Supplier or any breach by the Supplier of its obligations thereunder. The Lessee accepts that the Lessee's sole remedy in respect of such termination, negligence or breach shall be against the Supplier under the Services Agreement or otherwise.

   (4)The undertaking shall apply notwithstanding that the Lease Payments have been calculated partly by reference to the level of fees which the Lessee would have been obligated to pay under the Services Agreement had such obligation to pay not been assigned to the Lessor.

h) No omission or delay by the Lessor at any time to enforce any right or remedy reserved to it or to require performance by the Lessee of any of the terms, covenants or provisions of this Master Lease or any Equipment Schedule at the times designated herein or therein, shall be a waiver of any such right or remedy to which the Lessor is entitled, nor shall it in any way affect the right of the Lessor to thereafter enforce such provision;

i) If any term or provision of this Master Lease or of any Equipment Schedule or the application thereof to any person or circumstance shall, to any extent be held invalid or unenforceable, the remainder of this Master Lease or of such Equipment Schedule or the application of such terms or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Master Lease and any such Equipment Schedule shall be valid and enforceable to the fullest extent permitted by law;

j) Upon execution of this Master Lease, the Lessee shall provide the Lessor with
   certified   resolutions  addressed  to  the  Lessor  in  form  and  substance satisfactory to the Lessor.

k) This Master Lease and each Equipment Schedule shall in all respects be governed by, and construed in accordance with English Law;

i) The Parties hereby submit to the exclusive jurisdiction of the English
   Courts.

SIGNED FOR AND ON BEHALF OF LESSEE: VIATEL U.K. LIMITED



-----------------------------------
SIGNATURE


-----------------------------------
NAME


-----------------------------------
TITLE


-----------------------------------
DATE



SIGNED IN THE PRESENCE OF:


-----------------------------------
SIGNATURE


-----------------------------------
NAME AND TITLE


-----------------------------------
DATE

SIGNED FOR AND ON BEHALF OF LESSOR: CISCO SYSTEMS CAPITAL


-----------------------------------
SIGNATURE


-----------------------------------
NAME


-----------------------------------
TITLE


-----------------------------------
DATE


SIGNED IN THE PRESENCE OF:


-----------------------------------
SIGNATURE


-----------------------------------
NAME AND TITLE


-----------------------------------
DATE

                                   ADDEMDUM A


Equipment Schedule No. to Master Lease Agreement No.     dated  October 27, 2000

Lessee:             VIATEL U.K. LIMITED
Address for         Parnell House, 25 Wilton Reed, London, SW1V 1LW
  Notices:          United Kingdom

Lessor:           CISCO SYSTEMS CAPITAL
Address for       Ashurst Manor, Ashurst Park, Church Lane, Sunninghill, Ascot,
 Notices:         Berkshire, SL5 7DD


  APPLICATION
  -----------

We hereby apply to take the Products set out in this Equipment Schedule ("Schedule") on lease on the terms set out below and in the Master Lease Agreement terms and conditions. We confirm before signing this Schedule we read the terms and particulars and that our signature is made on the understanding that upon your acceptance of this Schedule we will be bound by all the terms of this Schedule and the Master Lease Agreement terms and conditions.


For and on behalf of Lessee:                   Agreed for and on behalf Cisco
                                               Systems Capital (the "Lessor"):

Signature:                                     Signature:

Title:                                         Title:

Witness Name:                                  Witness Name:

Signature:                                     Signature:


Date                                           Agreement Date:

A. LEASE TERMS
--------------

Initial Term       Payment Frequency       Number of Lease        Lease Payment
   Payments       (Monthly/Quarterly         Payments          Amount (excl VAT)
                  Half Yearly/Yearly)
-------------     -------------------      ----------------    -----------------


B. SPECIAL TERMS
----------------

At the end of the Initial Term the Lessee has the option to use all and not less than all of the Products at an annual charge of 0.1% of the original equipment cost, payable annually in advance.

C. EQUIPMENT
------------

      QTY                TYPE                              DESCRIPTION
      ---                ----                              -----------


INSTALLATION SITE
-------------------

C. EQUIPMENT CONTINUED /2...
----------------------------


      QTY                TYPE                              DESCRIPTION
      ---                ----                              -----------


INSTALLATION SITE
-------------------




C. EQUIPMENT CONTINUED /3...
----------------------------



      QTY                TYPE                              DESCRIPTION
      ---                ----                              -----------

                                                        PURCHASE OPTION ADDENDUM
                                                        (Master Lease Agreement)



This PURCHASE OPTION ADDENDUM dated as of , is an attachment to Equipment Schedule No. to Master Lease Agreement No.--- dated October 27, 2000, (Such Equipment Schedule and Master Lease Agreement are hereinafter collectively referred to as, the "Lease"), between CISCO SYSTEMS CAPITAL ("the Lessor") and Viatel U.K. Limited ("the Lessee"). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Lease. The Lessor and the Lessee hereby agree as follows:

      So long as no Event of Default shall have occurred and be continuing and the Lessee shall have given the Lessor at least ninety (90) days, but not more than one hundred eighty (180) days, prior written notice, the Lessee shall have the option to purchase the Products at the expiration of the Initial Term (the "Purchase Option Date") for a purchase price equal to $1.00 + VAT (the "Purchase Option Price"). Payment of the Purchase Option Price, together with all applicable sales taxes, including VAT, and all other amounts due and owing by the Lessee under the Lease (including, without limitation, Lease Payments) on or before the Purchase Option Date, shall be made on the Purchase Option Date in immediately available funds against delivery to the Lessee of all of the Lessor's right, title and interest in and to the Products ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE PRODUCTS, THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE. THE LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES. If and to the extent the purchase option is exercised, Section 7 and the last sentence of Section 10 of the Lease shall not apply in respect of the equipment related to the above-mentioned Equipment Schedule.


Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Purchase Option Addendum as of the date first above written.

Signed for and on behalf of Lessor:      Signed for and on behalf of Lessee:
CISCO SYSTEMS CAPITAL                    VIATEL U.K. LIMITED


Signature:--------------------------     Signature:--------------------------

Name:     --------------------------     Name:     --------------------------

Title:    --------------------------     Title:    --------------------------